UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: March 7, 2005

(Date of earliest event reported)

THE KROGER CO.

(Exact name of registrant as specified in its charter)

An Ohio Corporation	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Number)

1014 Vine Street

Cincinnati, OH 45201

(Address of principal executive offices)

Registrant’s telephone number: (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4—Matters Related to Accountants and Financial Statements

Item 4.02.	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a) On February 25, 2005, management discussed with the Audit Committee of the Board of Directors of the Company (the “Audit Committee”) the letter issued on February 7, 2005 by the Office of the Chief Accountant of the SEC, regarding certain operating lease accounting issues and their application under generally accepted accounting principles (“GAAP”). At a meeting held on March 6, 2005, management advised the Audit Committee that it had made a determination, similar to recent determinations by other publicly-held retail and restaurant companies, that its current methods of accounting for rent holidays and tenant improvement allowances, and of determining lives used in the calculation of depreciation of leasehold improvements and straight-line rent determination for certain leased properties, were not consistent with the SEC staff letter.

At the March 6, 2005 meeting, management and the Audit Committee, in consultation with the Company’s independent registered public accounting firm, PricewaterhouseCoopers LLP, discussed these operating lease accounting issues, and the Audit Committee concurred with management’s determination and concluded that the Company’s accounting for these items was incorrect and that the Company’s previously issued audited consolidated financial statements for fiscal years 2001, 2002 and 2003 should be restated.

As a result of the Company’s determination to restate its consolidated financial statements as discussed above, the financial statements included in the Company’s Annual Report on Form 10-K for its fiscal year ended January 31, 2004, as well as its interim unaudited financial statements for the first three quarters of fiscal year 2004, should no longer be relied upon. Prior to April 14, 2005, the Company will file a Form 10-K/A amending its Annual Report on Form 10-K for its fiscal year ended January 31, 2004, with restated consolidated financial statements. The Company’s Form 10-K for its fiscal year ended January 29, 2005, to be filed on or before April 14, 2005, will reflect the restated information for the periods presented therein.

On March 7, 2005, the Company issued a press release describing the matters set forth above, a copy of which is attached as Exhibit 99.1 hereto.

Section 9—Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits:

99.1	Press release dated March 7, 2005, filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE KROGER CO.

March 7, 2005	By:	/s/ Paul Heldman
Paul Heldman
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release dated March 7, 2005, filed herewith.